Exhibit 99.1 Corporate Presentation Boron and Lithium Enabling Three Global Mega-trends 5 3 B Li Boron Lithium 6.941 10.811 September 2022

Disclaimer FORWARD-LOOKING STATEMENTS The information in this Presentation includes “forward looking statements”. All statements other than statements of historical fact included in this Presentation regarding our business strategy, plans, goals and objectives are forward looking statements. When used in this Presentation, the words “believe”, “project”, “expect”, “anticipate”, “estimate”, “intend”, “budget”, “target”, “aim”, “strategy”, “estimate”, “plan”, “guidance”, “outlook”, “intend”, “may”, “should”, “could”, “will”, “would”, “will be”, “will continue”, “will likely result” and similar expressions are intended to identify forward looking statements, although not all forward looking statements contain such identifying words. These forward looking statements are based on 5E’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the extraction of the critical materials we intend to produce and advanced materials production and development. These risks include, but are not limited to: our limited operating history in the borates and lithium industries and no revenue from our proposed extraction operations at our properties; our need for substantial additional financing to execute our business plan and our ability to access capital and the financial markets; our status as an exploration stage company dependent on a single project with no known Regulation S-K 1300 mineral reserves and the inherent uncertainty in estimates of mineral resources; our lack of history in mineral production and the significant risks associated with achieving our business strategies, including our downstream processing ambitions; our incurrence of significant net operating losses to date and plans to incur continued losses for the foreseeable future; risks and uncertainties relating to the development of the Fort Cady Integrated Boron Facility (“Fort Cady”), including our ability to timely and successfully complete our Small Scale Boron Facility; and other risks. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward looking statements. No representation or warranty (express or implied) is made as to, and no reliance should be placed on, any information, including projections, estimates, targets and opinions contained herein, and no liability whatsoever is accepted as to any errors, omissions or misstatements contained herein. You are cautioned not to place undue reliance on any forward looking statements, which speak only as of the date of this Presentation. Except as otherwise required by applicable law, we disclaim any duty to update and do not intend to update any forward looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Presentation. MARKET AND INDUSTRY DATA This Presentation has been prepared by 5E and includes market data and other statistical information from third party sources, including independent industry publications, government publications or other published independent sources. Although 5E believes these third party sources are reliable as of their respective dates for the purposes used herein, neither the Company nor any of its affiliates, directors, officers, employees, members, partners, shareholders or agents makes any representation or warranty with respect to the accuracy or completeness of such information. Although the Company believes the sources are reliable, it has not independently verified the accuracy or completeness of data from such sources. Some data is also based on 5E’s good faith estimates, which are derived from its review of internal sources as well as the third party sources described above. Additionally, descriptions herein of market conditions and opportunities are presented for informational purposes only there can be no assurance that such conditions will actually occur or result in positive returns. CAUTIONARY NOTE REGARDING RESERVES Unless otherwise indicated, all mineral resource estimates included in this Presentation have been prepared in accordance with, and are based on the relevant definitions set forth in, the SEC’s Mining Disclosure Rules and Regulation S-K 1300 (each as defined below). Mining disclosure in the United States was previously required to comply with SEC Industry Guide 7 under the Exchange Act (“SEC Industry Guide 7”). In accordance with the SEC’s Final Rule 13-10570, Modernization of Property Disclosure for Mining Registrant, the SEC has adopted final rules, effective February 25, 2019, to replace SEC Industry Guide 7 with new mining disclosure rules (the “Mining Disclosure Rules”) under sub-part 1300 of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”) (“Regulation S-K 1300”). Regulation S-K 1300 replaces the historical property disclosure requirements included in SEC Industry Guide 7. Regulation S-K 1300 uses the Committee for Mineral Reserves International Reporting Standards (“CRIRSCO”) - based classification system for mineral resources and mineral reserves and accordingly, under Regulation S-K 1300, the SEC now recognizes estimates of “Measured Mineral Resources”, “Indicated Mineral Resources” and “Inferred Mineral Resources”, and require SEC-registered mining companies to disclose in their SEC filings specified information concerning their mineral resources, in addition to mineral reserves. In addition, the SEC has amended its definitions of “Proven Mineral Reserves” and “Probable Mineral Reserves” to be substantially similar to international standards. The SEC Mining Disclosure Rules more closely align SEC disclosure requirements and policies for mining properties with current industry and global regulatory practices and standards, including the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves, referred to as the “JORC Code”. While the SEC now recognizes “Measured Mineral Resources”, “Indicated Mineral Resources” and “Inferred Mineral Resources” under the SEC Mining Disclosure Rules, investors should not assume that any part or all of the mineral deposits in these categories will be converted into a higher category of mineral resources or into mineral reserves. For additional information regarding these various risks and uncertainties, you should carefully review the risk factors and other disclosures in our amended Form 10 filed with the U.S. Securities and Exchange Commission (SEC) on March 7, 2022, and our Form 10-Q filed with the SEC on May 12, 2022, and our Form 8-K filed with the SEC on August 11, 2022. Additional risks are also disclosed by 5E in its filings with the Securities and Exchange Commission throughout the year, as well as its filings under the Australian Securities Exchange. 2

Why 5E Advanced Materials? Boron and 5E sit at the convergence of three global mega-trends Unique boron opportunity – scarce and valuable Food Security Favorable supply / demand dynamics Vertically integrated business model focused on high value advanced materials Optionality with co-product lithium production and many boron end markets Decarbonization Domestic Supply Catalyst rich 3 3

Table of Contents Corporate overview / Boron, 5E and converging global mega-trends / Unique boron opportunity / Favorable supply / demand dynamics / Business model designed to drive enhanced shareholder value / Substantial optionality / Many catalysts / Well balanced management team with right skills / Summary / Appendices / The boron supply tree / Valuation Opportunity / Sustainability / 4

Corporate Overview Assets As of August 26, 2022 3 327M Tons 8.22% Boric Acid Content Ticker FEAM 5EA 0.17% Lithium Carbonate Content Integrated Boron Processing Facility Share Price $15.83/share A$2.29/share (initial phase under construction) Advanced Materials Business Targeting 1 Boron Decarbonization Applications: Common Shares / CDIs 43.3M 433.0M § Electrification of transport and energy § Food security, and 2 1 Options 4.8M 48.7M § New future facing industries Undiluted Market $686M A$993M Share Price US Nasdaq Capitalization 35 4 Share Price Volume 4 3.5 Cash Balance $78.4M 30 3 25 2.5 20 Analyst Coverage 2 15 1.5 10 1 5 0.5 0 0 March 15, 2022 March 29, 2022 April 12, 2022 April 26, 2022 May 10, 2022 May 24, 2022 June 7, 2022 June 21, 2022 July 5, 2022 July 19, 2022 August 2, 2022 August 16, 2022 1 Common shares and CDIs are fully fungible and convert at the rate of 1 common share for 10 CDIs. Numbers as of June 30, 2022. 2 5 Options as of June 30, 2022. 3 Regulation S-K 1300 Initial Assessment Report dated October 18, 2021 (using 2% cut-off grade) prepared by Millcreek Mining Group. 4 Unrestricted cash $68.4M Share Price ($) Volume in shares (M)

Boron and 5E at the Center of Three Global Mega-Trends

The element and 5E straddle three global mega-trends

Food Security

- Boron is a micronutrient used to increase crop yields[1]
- Boron based fertilizers are currently widely used commercially[2]



- Energy Generation
  - Wind
  - Solar
  - Nuclear
- Energy Efficiency
  - Fiberglass Insulation
  - Fire retardants
- Electrification of Transportation
  - NdFeB permanent magnets
  - Boron steel
  - Batteries
- New future facing industries

- Decarbonization applications
- Food security applications
- Semiconductors
- Armor and defense applications
- Space satellites and advanced ceramics
- Pharmaceuticals

Decarbonization

Domestic Supply

[1] Company commissioned University of Connecticut crop trial test: May 25, 2020.
[2] Credit Suisse Climate Transition Super Materials Equity Research Report dated December 7, 2021; and Boron and SOP Market Overview Report, April 6, 2018, prepared by Context.

6

Decarbonization

Boron is an enabler of many decarbonization technologies[1]

Electric Vehicles


POLYMER ADDITIVES
Fire retardant synergist and thermal stabilizer
CAPACITORS
Improved formulations for manufacturing aluminum-plate capacitors and electrolytes
BODY PANELS
Reinforce textile fiberglass
THERMAL + ACOUSTIC INSULATION
Improve thermal stability and noise reduction
LI-ION BATTERY + HYDRAULIC FLUIDS
Enhanced performance and safety. Reduced wear and friction
HIGH STRENGTH STEEL
Boron steel is lighter and stronger than traditional steel
MAGNETS
Electric motor
Drive train + braking systems
Steering & transmission
Doors & windows
LI-ION BATTERY ADDITIVES + COMPONENTS
Increasing anode and cathode surface

Clean Energy and Efficiency


MAGNETS FOR MOTOR
High powered permanent magnets are made using boron
BLADES
Blade is comprised of fiberglass
SOLAR PANELS
Borosilicate Glass to strengthen modules
INSULATION
Boron increases the infrared absorption of glass fibers, it helps to improve the insulation's effectiveness
NUCLEAR ENERGY
Boron is a primary neutron absorber used in the construction of the control rods in the core of a nuclear reactor
Electric Motors

NdFeB - neodymium, iron, and boron

Neodymium Magnets are most commonly used in electric motors to power electric vehicles and wind turbine motors

[1] Credit Suisse Climate Transition Super Materials Equity Research Report dated December 7, 2021.

7

Food Security

Boron is helping to keep the world fed as an essential micronutrient required by crops

7 N Nitrogen	15 P Phosphorus	19 K Potassium	12 Mg Magnesium	16 S Sulfur	20 Ca Calcium
Primary Macro-Nutrients			Secondary Macro-Nutrients		

5 B Boron	17 Cl Chlorine	25 Mn Manganese	26 Fe Iron	28 Ni Nickel	29 Cu Copper	30 Zn Zinc	42 Mo Molybdenum
Micro-Nutrients							

Boron is an important micronutrient in feeding a growing global population. World population is forecasted to grow 35% to 9.8B by 2050[2], requiring higher farming yields to meet global food production needs.

5E/UConn Broccoli Crop Yield Trials[4]



Avg Yield 2.65
Yield (lb/plot)
3.0
2.3
2.6
2.7
1.2
Yield increased more than 2 times
P=0.03
Broc T1
Broc T2
Broc T3
Broc T4
Broc C
5E Boron Enriched SOP Blends
Control

Crop yield is becoming an important food security issue as the availability of arable land has decreased by 15% over the last 30 years[2]



Micronutrient



Boron is the second-most consumed micro-nutrient in North America by value[3]
Boron deficient areas[1]

Crops where boron adds value include: broccoli, cabbage, cauliflower, turnips, rice, beetroot, spinach, asparagus, carrots, eggplants, leeks, okra, onions, parsnips, radishes, strawberries, sweet corn, tomatoes, and potatoes.

Pressure on Farming Yield

Boron is an essential micronutrient or trace element

[1] The University of Adelaide Fertiliser Technology Research Centre "Boron fertilizers: use, mobility in soils and uptake by plants" presentation, International Agriculture Symposium of Boron (AGROBOR 2016).
[2] The World Population Prospects report: The 2017 Revision, published by the UN Department of Economic and Social Affairs.
[3] Boron and SOP Market Overview Report, April 6, 2018, prepared by Context.
[4] Company commissioned University of Connecticut crop trial test: May 25, 2020.

8

Secure Critical Supply Chains

5E is aiming to reduce reliance on Turkish resources and Chinese processing

New US Climate Bill Seeks to Bolster Domestic Critical Minerals Supply Chain

August 7th, 2022
The Act includes incentives to increase the production of electric vehicles, renewables, and critical minerals as part of a policy to reduce reliance on Chinese and Russian supplies.

Executive order: Building Resilient Supply Chains, Revitalizing American Manufacturing, And Fostering Broad-based Growth

June, 2022
Review of America's Supply Chains vulnerabilities.

U.S. Government designates 5E Boron Facility as Critical Infrastructure

Fe... 7th,

China Is Moving Rapidly Up the Rare Earth Value Chain

August 7th, 2022
China is making an unrelenting effort to integrate and upgrade its rare earth supply chain of upstream mining, processing, manufacturing, and deeper applications. Although it has only about one-third of the world's rare earth reserves, China now accounts for 60% of global rare earth mined production, 85% of rare earth processing capacity, and over 90% of high-strength rare earth permanent magnets manufactured.

CHIPS and Science Act Will Lower Costs, Create Jobs, Strengthen Supply Chains, and Counter China

August 9th, 2022
Act to strengthen American manufacturing, supply chains, and national security, and invest in research and development, science and technology, and the workforce of the future to keep the United States the leader in the industries of tomorrow, including nanotechnology, clean energy, quantum computing, and artificial intelligence.



Aerospace Ceramics
Semiconductors
Advanced Military Applications
Permanent Magnet Motors



20% Rio Tinto[2]
5E
65% Turkish Government[1]
80% downstream processing of boron carbides in China[2]



Secure U.S Domestic Supply

5E – Initial SSBF production targeted for 2023

US focused on onshoring critical materials. Today, 80% of downstream boron processing takes place in China[2] with 65% of global supply produced in Turkey[1]

[1] Turkish market share, Daily Sabah: Turkey's boron sales smash record with $1B in 2021, and 5E company estimates.
[2] Global Market Insights Inc., U.S. Geological Survey, and INTEK Inc.

9

Future Facing Technology and Markets

High value-in-use as an enabler of new technologies and markets



Cancer Treatment[1]

Boron Neutron Capture Therapy (BNCT) is a type of radiation therapy. A substance that contains boron is injected into a blood vessel. The boron collects in tumor cells. The patient then receives radiation therapy with atomic particles called neutrons. The neutrons react with the boron to kill the tumor cells without harming normal cells. Boron neutron capture therapy is being studied as a treatment for glioblastoma multiform and recurrent head and neck cancer.



Nano Technology[2]

Boron Nitride Nanotubes (BNNT) is a new material with great potential. It is considered one of the world's strongest and most advanced fiber. BNNT offers significant material benefits in:

- aviation
- automotive
- space travel
- advanced fabrics
- insulation
- filtration
- electronics and
- defense systems



Advanced Materials[3]

Boron is one of the most chemically and physically versatile elements, and can be manipulated to form a strong but flexible 2-dimensional structure called borophene.

Borophene applications include:

- supercapacitors
- energy storage devices
- biosensors
- batteries
- flexible electronics
- hydrogen storage



Novel Technology

5E Advanced Materials is currently focused on advancing a research collaboration with Georgetown University for the development of boron-based materials in permanent magnets.

This research has the potential to create novel intellectual property and commercialization pathways for 5E as it pertains to the manufacturing of boron enhanced permanent magnets with a specific focus on enhancing performance through increased usage of boron.

1 National Cancer Institute "Dictionary of Cancer Terms"
2 Dr Catharine Fay, Senior NASA Scientist (NASA Langley Research Center) TEDx talk Arendal, Norway
3 National Library of Medicine "The Emergence and Evolution of Borophene" Ou M, Wang X, Yu L, Liu C, Tao W, Ji X, Mei L. The Emergence and Evolution of Borophene. Adv Sci (Weinh). 2021 May 2;8(12):2001801. doi: 10.1002/advs.202001801. PMID: 34194924; PMCID: PMC8224432.

10

Unique Boron Opportunity Initial production on schedule for 2023 § Duopoly Supply Market - 65% Turkish Government / 20% Rio Tinto 1 § Rio Tinto reserves expire in 2042 after +100 years of operation § Only six new visible projects globally - Only 5E substantially permitted 2 § 5E targeting 500kstpa of boric acid equivalent and several thousand tons of 3 lithium carbonate at full production – Less than 5% of global demand in 2030 4 Significant Asset SITE OFFICE ~327m Tons 8.22% 0.17% Boric Acid Lithium BORON RESOURCE AND APPROVED SOLUTION EXTRACTION REGION Content Carbonate Content 1 Rio Tinto 2017 Annual Report “write back of Ore Reserves the operating life of RTB Boron has been reduced by 7 years and is anticipated to run until 2042.” 2 11 5E company aspirational target consistent with disclosure provided in Form 10-Q released May 12, 2022. 3 Credit Suisse Climate Transition Super Materials Equity Research Report December 7, 2021 (High Demand case). 4 Regulation S-K 1300 Initial Assessment Report dated 18 October 2021 (using 2% cut-off grade), Millcreek Mining Group.

Favorable Supply / Demand Dynamics Substantial demand growth with limited new supply options 1 1 Supply / Demand Imbalance Boron Demand Growth 16.0 70.0 . 10.0 x10 . Expected Widening of 14.0 . Growth Boron Supply Gap Over Time . . 8.0 12.0 . x2 10.0 Growth 6.0 8.0 5.5 4.6 4.0 6.0 3.9 3.4 4.0 4.5 2.0 3.0 2.0 2.5 0.0 0.0 2020 2030 2050 2022 2024 2026 2028 Non-Decarbonization Applications Decarbonization Applications Turkey United States Rest of World Demand Estimate Demand Growth Expected Continued Supply Pressures Bringing the Driven by Key Decarbonization Sectors BORON Supply Gap into Focus 1 Credit Suisse Climate Transition Super Materials Equity Research Report December 7, 2021 (High Demand case). Note: Elemental boron figures converted to boric acid equivalent at a ratio of 1-to-5.72, then to short tons at 1.1. 12 (M short tons per annum; boric acid equivalent) (M short tons per annum; boric acid equivalent)

Favorable Pricing Dynamics

The potential for a step change in boron pricing supported by other leading decarbonization inputs

Peer Market Pricing - FY21 and FY22 Spot Prices indexed to 1 July 2020[1]


1200%
1000%
800%
600%
400%
200%
0%
3-Jul-20
5-Feb-21
10-Sep-21
15-Apr-22
Lithium Carbonate[2]
Neodymium Oxide[3]
Boric Acid[4]

Expected Demand in 2030[5]


2,661ktpa, which is over five times 2021 production levels, and equates to 50 new operations
66ktpa, which is double 2020 production levels
11,451kstpa, which is approximately double 2021 production levels

Outlook and market demand for permanent magnet motors (Neodymium as proxy for Rare Earths) and batteries (Lithium) have driven sharp pricing increases

Decarbonization and Food Security applications have the potential to drive a step change in boron pricing

[1] Spot prices indexed to July 1, 2020 on a price/kg basis.
[2] Lithium Carbonate (99.5% Battery grade, CIF China, Japan & Korea, $/kg). Source: Fastmarkets.
[3] Nd oxide ($/kg ex VAT, Shanghai). Source: Steelhome.
[4] Chinese Boric Acid Prices. Source: echemi.com.

[5] Lithium demand - International Energy Agency Report, "Global Supply Chains of EV Batteries", July 2022 (APS scenario).
Neodymium demand - International Energy Agency Report, "The Role of Critical Minerals in Clean Energy Transitions", May 2021 (SDS scenario).
Boric Acid demand - Credit Suisse Climate Transition Super Materials Equity Research Report December 7, 2021 (high demand scenario) –
Note: Lithium data converted to Lithium Carbonate at 5.323 times. Elemental boron figures converted to boric acid equivalent at 5.72, times and to short tons at 1.1.

13

Business Model Designed to Drive Shareholder Value

Fully integrated business model to capitalize on 5E's competitive advantage

Fully Integrated Business Model

1. EXTRACTION
- Backwards integration
- Access to low-cost supply
- 500kstpa target run-rate boron production[1]
- Targeting several thousand tpa lithium carbonate production[2]

2. PROCESS
- Relatively low carbon footprint
- Attractive cost profile with potential co-product sales (lithium, gypsum)
- Build or buy advanced material capabilities

3. VALUE-ADD
- Enter agreements to deliver Boron Advanced Materials
- Go-to-market strategy to be underpinned by long-term partnerships
- R&D to innovate new future facing-enabling applications



MINERAL	2ND DERIVATIVE	3RD DERIVATIVE	4th DERIVATIVE	APPLICATIONS
Raw Material	Boric Acid	Boron Oxide	Carbides/Nitrides	
$	$$	$$$	$$$$	

5E Competitive Advantage


Boric Acid in solution
Drying and bagging
Transported to China
Boric Acid into solution
Into process plant
Advanced material
Shipment to US
Customer

[1] 5E company aspirational target consistent with disclosure provided in Form 10-Q released May 12, 2022.
[2] Refer to 5E "Third Quarter 2022 Results" press release dated May 13, 2022 (Project Update).

14

Substantial Optionality Major existing and new boron markets with co-product lithium opportunities 1 1 2 Emerging Boron Markets Boron Markets Today Lithium Market (kt) 500 Future Facing 1.6M tons of new demand (Magnets, Nuclear, Defense, Pharma), 400 19% expected from future facing industries 300 200 Food Electrification of 100 Security, Glass Transportation, 23% (Borosilicate Glass, Fiberglass 0 31% composites), 2017 2018 2019 2020 2021 51% EV Demand Other Batteries Ceramics and Glass Other 3000 2500 +50 2000 Micronutrient, +30 13% 1500 1000 Ceramics, 500 15% 0 2021 STEPS APS 2030 Detergents, 2% Domestic Supply Green Energy 50 new Lithium projects (non-Decarbonization), Wide Range of Generation and 29% Efficiency, are required to meet stated Traditional Applications, 17% market demand by 2030 with Limited Substitutability 1 Global Market Insights, Inc. 2 15 International Energy Agency Report, “Global Supply Chains of EV Batteries”, July 2022 (STEPS and APS scenario) - Note: Original Lithium data converted to Lithium Carbonate using 5.323 times conversation ratio Axis Title

Many Catalysts Achieved Meaningful catalysts already delivered in the first two quarters since Nasdaq listing Georgetown University Collaboration D.A. Davidson Initiated Russell Index Research Coverage $60M Investment Inclusion Baird Initiated 5E Nasdaq Listing Research Coverage U.S. Govt designates 5E Fort Cady Corning Boron Facility as Critical Partnership Infrastructure Corporate Activity Shareholder Value Project Activity Small Scale TODAY Boron Facility Construction Commenced 16

Potential Catalysts to Come Further project and corporate catalysts in the pipeline to deliver shareholder value Russell Index Inclusion Georgetown University Further Government Support Initiatives D.A. Davidson Initiated Collaboration Research Coverage Bluescape Product Development Baird Initiated $60M 5E Nasdaq Listing Research Investment Coverage Customer and Industry Partnerships U.S. Govt designates 5E Fort Cady Corning Boron Facility as Critical Partnership 5E and Boron Awareness Campaign Infrastructure Corporate Activity Shareholder Value Project Activity Small Scale Facility Small Scale Commissioned Initial Production Boron Facility Construction Value Engineering Capacity Expansions Commenced Advanced Material Production Initial Sales TODAY 17

Well Balanced Management Team with the Right Skills

Complementary skill sets to advance project and corporate initiatives



Henri Tausch
CEO

Henri Tausch was appointed Chief Executive Officer and Director of 5E Advanced Materials, Inc. in September 2021. From August 2021 to September 2021, Henri served as Chief Executive Officer of Fort Cady (California) Corporation, a subsidiary of American Pacific Borates Limited. Prior to joining Fort Cady (California) Corporation, Henri was the Senior Vice President and Chief Operating Officer of Shawcor Ltd from July 2020 to December 2020, Senior Vice President from November 2018 to July 2020, and Group President from October 2014 to October 2018. Henri has also held directorships of Band Iron Group Inc. from June 2019 to September 2021 and of Zedi Inc. from January 2018 to June 2019.

Honeywell
SHAWCOR



Tyson Hall
COO

Tyson Hall was appointed Chief Operating Officer of 5E Advanced Materials, Inc. and Fort Cady (California) Corporation in September 2021. Prior to joining 5E Advanced Materials, Inc., Tyson served in multiple roles at Pilgrim's Pride Corporation where he was Head of Case Ready Business Unit from December 2020 to March 2021, Head of Commercial Business Unit from October 2017 to November 2020, and Head of Export Sales from September 2016 to September 2017. Before joining Pilgrim's Pride Corporation, Tyson held multiple roles at Albemarle Corporation where he was the Global Business Director of Performance Materials from February 2015 to February 2016 and Global Business Director of Bromine and Derivatives from May 2013 to January 2015.

ALBEMARLE
Pilgrim's



Dr Dinakar (Dino) Gnanamgari
CCO/CTO

Dr. Dinakar Gnanamgari was appointed Chief Commercial Officer and Chief Technical Officer of 5E Advanced Materials, Inc. in September 2021. From May 2021 to September 2021, Dr. Dinakar served as Chief Commercial Officer and Chief Technical Officer of Fort Cady (California) Corporation. Prior to joining Fort Cady (California) Corporation, Dr. Dinakar was the Global Business Vice President of Lithium Specialties of Albemarle Corporation from January 2018 to May 2021. Before joining Albemarle Corporation, Dr. Dinakar served in multiple roles at FMC Corporation where he was the Global Health Segment Manager from January 2017 to December 2017 and Global Product Manager from May 2016 to December 2017. Additionally, Dr. Dinakar was the North American Product Manager of Axalta Coating Systems Ltd. From May 2014 to April 2016.

ALBEMARLE
FMC



Chantel Jordan
SVP, General Counsel and CPO

Chantel Jordan is a member of the state bar of Texas and Missouri and was appointed Senior Vice President, General Counsel, Chief People Officer, and Corporate Secretary of 5E Advanced Materials, Inc. in November 2021. In April 2022, Chantel was appointed Corporate Secretary of Fort Cady (California) Corporation. Chantel served as Assistant General Counsel and Assistant Corporate Secretary of American Bureau of Shipping from July 2020 to November 2021, Assistant General Counsel from June 2019 to June 2020, and Senior Counsel from July 2012 to May 2019.

POLSINELLI
ABS



Chance Pipitone
SVP Corp Dev, IR

Chance Pipitone was appointed Senior Vice President of Corporate Development and Investor Relations in September 2021. Prior to joining 5E Advanced Materials, Inc., Chanson was a Senior Investment Professional at multiple investment firms, including Luminus Management, LLC from April 2018 to August 2021, Salient Partners, L.P., from February 2015 to April 2018, and Center Coast Capital Advisors, L.P. (now Brookfield Asset Management, Inc.) from September 2012 to February 2015.

Luminus Management
Salient



J.T. Starzecki
CMO

J.T. is global business executive, with extensive experience in the resources sector with a focus on market and customer development, capital raising, project finance, business strategy, and product placement. Prior to joining 5E, he was the Chief Marketing Officer for Anglo American Crop Nutrients, as well as Board Advisor to various junior mining companies. J.T. holds a Bachelor of Arts degree in Accounting from St. John's University.

AngloAmerican



Paul Weibel
CFO

Paul Weibel is an active Certified Public Accountant and was appointed Chief Financial Officer of 5E Advanced Materials, Inc. in November 2021, Chief Financial Officer of Fort Cady (California) Corporation in May 2021, and director of Fort Cady (California) Corporation in April 2022. Paul served as Corporate Secretary of Fort Cady (California) Corporation from August 2021 to April 2022 and Treasurer since April 2022. Previously, Paul was the Financial Controller of Genlith, Inc. from January 2017 to May 2021 and Finance Director of the Schooner Investment Group LLC from July 2014 to December 2014.

pwc

18

Summary Boron and 5E sit at the convergence of three global mega-trends Unique boron opportunity – scarce and valuable Food Security Favorable supply / demand dynamics Vertically integrated business model focused on high value advanced materials Optionality with co-product lithium production and many boron end markets Decarbonization Domestic Supply Catalyst rich 19 19

A. The Boron Supply Tree The BORON Supply Tree Boric Acid provides a large Ores & Concentrate Specialty Materials Advanced Materials foundation to sell into established and growing § Colemanite Boric Acid Zinc Borates markets. § Ulexite Ammonium Pentaborate § Tincal (Borax) Potassium Pentaborate Future Facing (Magnets, Nuclear, Defense, Pharma), § Kernite Sodium Borohydride Advanced Materials add a 19% high-value opportunity into Boron Oxide existing and future facing Glass industries with higher value-in- (Borosilicate Glass, Fiberglass composites), use based pricing. Boron Carbide 51% Also creates opportunity to build Boron Nitride an intellectual property portfolio. Amorphous Boron Micronutrient, 13% Ceramics, 15% Detergents, 2% Source: SAI Industrial, LLC, Global Market Insights, Inc., and Company estimates. 20 Axis Title

B. Valuation Opportunity 1 Catalysts for Value Creation Enterprise Value / 2022E EBITDA Multiple Significant valuation potential for Boron and 5E: § Wider application set than battery 24.6x metals § Boron market is more concentrated with two producers at 85% of global 35.0x supply § Vertically integrated business model 16.9x with significant U.S. resource § High price and value-in-use product Avg focus 25.5x 1 Factset data as of August 26, 2022. EBITDA estimates based on consensus broker estimates where available. 21

C. Sustainability is an Important Focus for the Business Building Blocks of 5E’s PRODUCTION IMPACTS ENERGY TRANSITION Sustainability Strategy Consume fewer resources Applications enable decarbonization § In-situ extraction § Emissions reduction § Closed loop water use§ UN Sustainable Development Goals § Pre-heated solution (SDG’s) Enabling § Process energy management Decarbonization § Integrated derivative with Boron-based production Advanced Materials COMMUNITY IMPACTS BUILT-IN SUSTAINABILITY Community prosperity ‘Clean sheet’ advantage § Growing workforce§ Board engaged § Specialized training § Sustainability work underway FOCUS ON INNOVATION § Local procurement and § Diverse Board and leadership New applications investment§ Culture and mindset § University research agreement § Joint Development Agreements with customers § Technical / research collaborations 22

D. Contribution to UN Sustainable Development Goals

The 5E operation and boron inputs into clean energy applications align across multiple UN SDG's

SDG	Contribution
1 NO POVERTY	▪ Insulation adds climate resilience and reduces energy use and costs
2 ZERO HUNGER	▪ Micronutrients generate higher yields and support soil quality preservation
3 GOOD HEALTH AND WELL-BEING	▪ EVs lower carbon emissions and reduce air pollution ▪ Pharmaceuticals support well-being ▪ Safe and healthy work environment
7 AFFORDABLE AND CLEAN ENERGY	▪ Renewable infrastructure accelerates transition to a net-zero future ▪ Process energy efficiency
8 DECENT WORK AND ECONOMIC GROWTH	▪ Job creation and skills training
9 INDUSTRY, INNOVATION AND INFRASTRUCTURE	▪ Composites improve performance and lifespan of sustainable infrastructure ▪ Local economic activity and infrastructure investment
10 REDUCED INEQUALITIES	▪ Micronutrients help counter climate change effects on agriculture in poorer countries
11 SUSTAINABLE CITIES AND COMMUNITIES	▪ Visual displays and devices advance electrification ▪ Fiber optics enable access to services
12 RESPONSIBLE CONSUMPTION AND PRODUCTION	▪ Boron enhances strength, durability, and life of products ▪ Cellulose insulation products use recycled material ▪ Closed loop water recycling
13 CLIMATE ACTION	▪ Permanent magnets and battery units improve EV performance and range ▪ Protective materials reduce resource use and extend asset life
15 LIFE ON LAND	▪ In-situ extraction reduces land disturbance and eliminates overburden
17 PARTNERSHIPS FOR THE GOALS	▪ University research and technical collaboration

Source: United Nations: The Global Goals for Sustainable Development (SDGs).

23

Boron and Lithium 5Eadvancedmaterials.com J.T. Starzecki Chief Marketing Officer jstarzecki@5eadvancedmaterials.com Chance Pipitone SVP Corporate Development, Investor Relations cpipitone@5eadvancedmaterials.com 24